SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Special Meeting of Shareholders of Calvert
U.S. Large Cap Growth Responsible Index Fund, a series of Calvert
Responsible Index Series, Inc. (the "Fund") was held on December 16, 2016 and adjourned to December 23, 2016.

Shareholders of the Fund voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert Research and Management.






Number of Shares*
For
Against
Abstain**
Uninstructed**
2,067,852
10,327
10,248
41,139



2.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social
Investment
Foundation.






Number of Shares*
For
Against
Abstain**
Uninstructed**
2,067,852
10,327
10,248
41,139



3.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S.
Securities and Exchange Commission.






Number of Shares*
For
Against
Abstain**
Uninstructed**
2,067,123
11,056
10,248
41,139

Shareholders of Class A shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
145,397
1,535
3,375
24,087

Shareholders of Class C shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
15,285
0
0
3,899




Shareholders of Calvert Responsible Index Series,
Inc. voted on the following proposal:



1.
To elect Directors of Calvert Responsible Index
Series, Inc.:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
35,484,917
883,068
Alice Gresham Bullock
35,637,745
730,240
Cari Dominguez
35,629,678
738,307
Miles D. Harper III
35,486,514
881,471
John G. Guffey, Jr.
35,484,104
883,881
Joy V. Jones
35,636,889
731,096
Anthony A. Williams
27,538,186
8,829,799
John H. Streur
35,484,788
883,197



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.


SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Special Meeting of Shareholders of Calvert
Developed Markets Ex-U.S. Responsible Index Fund, a series of
Calvert Responsible Index Series, Inc. (the
"Fund") was held on December 16, 2016 and adjourned to December 23,
2016.

Shareholders of the Fund voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert Research and Management.






Number of Shares*
For
Against
Abstain**
Uninstructed**
512,902
906
217
24,459



2.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social
Investment
Foundation.






Number of Shares*
For
Against
Abstain**
Uninstructed**
512,902
906
217
24,459



3.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S.
Securities and Exchange Commission.






Number of Shares*
For
Against
Abstain**
Uninstructed**
512,902
906
217
24,459

Shareholders of Class A shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
129,815
678
217
11,611

Shareholders of Class C shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
9,215
0
0
1,349




Shareholders of Calvert Responsible Index Series,
Inc. voted on the following proposal:



1.
To elect Directors of Calvert Responsible Index
Series, Inc.:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
35,484,917
883,068
Alice Gresham Bullock
35,637,745
730,240
Cari Dominguez
35,629,678
738,307
Miles D. Harper III
35,486,514
881,471
John G. Guffey, Jr.
35,484,104
883,881
Joy V. Jones
35,636,889
731,096
Anthony A. Williams
27,538,186
8,829,799
John H. Streur
35,484,788
883,197



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.


SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Special Meeting of Shareholders of Calvert
U.S. Mid Cap Core Responsible Index Fund, a series of Calvert
Responsible Index Series, Inc. (the "Fund") was held on December 16, 2016 and adjourned to December 23, 2016,
December 28, 2016 and January 6, 2017.

Shareholders of the Fund voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert Research and Management.






Number of Shares*
For
Against
Abstain**
Uninstructed**
404,549
975
1,882
167,081



2.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social
Investment
Foundation.






Number of Shares*
For
Against
Abstain**
Uninstructed**
404,549
975
1,882
167,081



3.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S.
Securities and Exchange Commission.






Number of Shares*
For
Against
Abstain**
Uninstructed**
404,446
1,077
1,882
167,082

Shareholders of Class A shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
167,832
748
1,645
49,532

Shareholders of Class C shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
8,754
0
237
2,483




Shareholders of Calvert Responsible Index Series,
Inc. voted on the following proposal:



1.
To elect Directors of Calvert Responsible Index
Series, Inc.:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
35,484,917
883,068
Alice Gresham Bullock
35,637,745
730,240
Cari Dominguez
35,629,678
738,307
Miles D. Harper III
35,486,514
881,471
John G. Guffey, Jr.
35,484,104
883,881
Joy V. Jones
35,636,889
731,096
Anthony A. Williams
27,538,186
8,829,799
John H. Streur
35,484,788
883,197



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.


SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Special Meeting of Shareholders of Calvert
U.S. Large Cap Value Responsible Index Fund, a series of Calvert
Responsible Index Series, Inc. (the "Fund") was held on December 16, 2016 and adjourned to December 23, 2016.

Shareholders of the Fund voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert Research and Management.






Number of Shares*
For
Against
Abstain**
Uninstructed**
4,079,316
10,718
69,689
505,698



2.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social
Investment
Foundation.






Number of Shares*
For
Against
Abstain**
Uninstructed**
4,078,728
11,305
69,689
505,699



3.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S.
Securities and Exchange Commission.






Number of Shares*
For
Against
Abstain**
Uninstructed**
4,079,889
11,305
68,528
505,699

Shareholders of Class A shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
631,234
2,290
7,299
46,686

Shareholders of Class C shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
10,749
0
0
2,130




Shareholders of Calvert Responsible Index Series,
Inc. voted on the following proposal:



1.
To elect Directors of Calvert Responsible Index
Series, Inc.:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
35,484,917
883,068
Alice Gresham Bullock
35,637,745
730,240
Cari Dominguez
35,629,678
738,307
Miles D. Harper III
35,486,514
881,471
John G. Guffey, Jr.
35,484,104
883,881
Joy V. Jones
35,636,889
731,096
Anthony A. Williams
27,538,186
8,829,799
John H. Streur
35,484,788
883,197



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.


SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Special Meeting of Shareholders of Calvert
U.S. Large Cap Core Responsible Index Fund, a series of Calvert
Responsible Index Series, Inc. (the "Fund") was held on December 16, 2016 and adjourned to December 23, 2016,
December 28, 2016, January 6, 2017, January 27,
2017 and February 15, 2017.

Shareholders of the Fund voted on the following proposals:



1.
Approval of a new investment advisory agreement with Calvert Research and Management.






Number of Shares*
For
Against
Abstain**
Uninstructed**
22,450,637
210,381
647,295
5,151,715



2.
Reaffirmation and approval of the Funds ability to invest in notes issued by Calvert Social
Investment
Foundation.






Number of Shares*
For
Against
Abstain**
Uninstructed**
22,287,986
331,544
688,779
5,151,718



3.
Approval of the Funds reliance on a potential future exemptive order that may be granted by the U.S.
Securities and Exchange Commission.






Number of Shares*
For
Against
Abstain**
Uninstructed**
22,122,129
384,188
801,988
5,151,722

Shareholders of Class A shares of the Fund voted on the following proposal:



1.
Approval of Master Distribution Plan for Class A shares of the Fund pursuant to Rule 12b-1 under the
Investment Company Act of 1940, as amended.






Number of Shares*
For
Against
Abstain**
Uninstructed**
8,448,772
128,540
744,827
2,158,814



Shareholders of Calvert Responsible Index Series,
Inc. voted on the following proposal:



1.
To elect Directors of Calvert Responsible Index
Series, Inc.:






Number of Shares*
Nominee
For
Withheld
Richard L. Baird, Jr.
35,484,917
883,068
Alice Gresham Bullock
35,637,745
730,240
Cari Dominguez
35,629,678
738,307
Miles D. Harper III
35,486,514
881,471
John G. Guffey, Jr.
35,484,104
883,881
Joy V. Jones
35,636,889
731,096
Anthony A. Williams
27,538,186
8,829,799
John H. Streur
35,484,788
883,197



*
Excludes fractional shares.



**
Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the proposals.
Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.